Exhibit 10.85

THIS DIRECTION RELATES TO AN OFFERING OF SECURITIES IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT").

NONE OF THE SECURITIES TO WHICH THIS DIRECTION RELATES HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.
To:	SmarTire Systems Inc. 13151 Vanier Place Suite 150 Richmond, British Columbia Canada V6V 2J1

D I R E C T I O N

WHEREAS:

A. West Sussex Trading, Inc. ("West Sussex Trading") is a party to that certain Advisory Agreement (the "Advisory Agreement") with SmarTire Systems Inc. ("SmarTire") dated as of September 4, 2002, pursuant to which West Sussex Trading has agreed to act as a non-exclusive advisor to SmarTire in raising new equity and/or debt financing (the "Funds"), and, in part consideration for such services (the "Services"), SmarTire has agreed to issue to West Sussex Trading five year warrants (the "Warrants") to purchase common shares in the capital of SmarTire (the "Shares") equal in number to seven percent (8%) of the total number of common shares in the capital of SmarTire purchased by the Investors; and

B. West Sussex Trading and SmarTire have entered into an Advisory Fee Payment and Subscription Agreement (the "Subscription Agreement") dated as of the 7th day of May, 2003 pursuant to which West Sussex Trading, in part consideration for the Services provided to SmarTire under the Advisory Agreement, is entitled to receive 97,143 Warrants, of which 57,143 are exercisable at an exercise price of U.S.$0.35 and 40,000 are exercisable at an exercise price of U.S.$0.10 per Share until 5:00 p.m. (Vancouver time) on May 7, 2008; and

C. West Sussex Trading has assigned its rights under the Subscription Agreement with respect to ______________________________ Warrants to _________________________ (the "Assignee").

SMARTIRE IS HEREBY DIRECTED to issue _________________________________ Warrants to the Assignee pursuant to the Subscription Agreement.

DATED at _________________________________ as of the 7th day of May, 2003.

WEST SUSSEX TRADING, INC.

By: ______________________________
Authorized Signatory

AGREEMENTS OF THE ASSIGNEE

The undersigned Assignee hereby acknowledges and agrees that:

(a) the Warrants and the Shares will be issued pursuant to exemptions from the registration and prospectus requirements of the securities legislation in all jurisdictions relevant to the Subscription Agreement; and

(b) as a consequence, SmarTire must take such steps as it, in its sole discretion, deems appropriate to ensure compliance with such legislation, and with the rules and policies of the relevant regulatory authorities and stock exchanges, including, without limitation, obtaining from the Assignee certain representations, warranties and covenants.

Therefore, in consideration of the foregoing, the Assignee hereby agrees as follows:

1. Acknowledgements of the Assignee

1.1 The Assignee acknowledges and agrees that:

(a) none of the Warrants or the Shares (collectively, the "Securities") have been registered under the 1933 Act, or under any state securities or "blue sky" laws of any state of the United States, and, unless so registered, may not be offered or sold in the United States or, directly or indirectly, to U.S. Persons, as that term is defined in Regulation S under the 1933 Act ("Regulation S"), except in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act;

(b) the Assignee acknowledges that SmarTire has not undertaken, and will have no obligation, to register any of the Securities under the 1933 Act;

(c) the decision to execute this Direction and acquire the Securities hereunder has not been based upon any oral or written representation as to fact or otherwise made by or on behalf of SmarTire, and such decision is based entirely upon a review of information (the receipt of which is hereby acknowledged) which has been filed by SmarTire with the United States Shares and Exchange Commission and in compliance, or intended compliance, with applicable securities legislation (collectively, the "Public Record");

(d) no securities commission or similar regulatory authority has reviewed or passed on the merits of the Securities;

(e) there is no government or other insurance covering the Securities;

(f) there are risks associated with an investment in the Securities, as more fully described in certain information forming part of the Public Record;

(g) SmarTire has advised the Assignee that SmarTire is relying on an exemption from the requirements to provide the Assignee with a prospectus and to sell the Securities through a person registered to sell securities under the Securities Act (British Columbia) (the "B.C. Act") and, as a consequence of acquiring the Shares pursuant to this exemption, certain protections, rights and remedies provided by the B.C. Act, including statutory rights of rescission or damages, will not be available to the Assignee;

(h) the Assignee has not acquired the Securities as a result of, and will not itself engage in, any "directed selling efforts" (as defined in Regulation S under the 1933 Act) in the United States in respect of any of the Securities which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of any of the Shares; provided, however, that the Assignee may sell or otherwise dispose of any of the Shares pursuant to registration of any of the Shares under the 1933 Act and any applicable state securities laws or under an exemption from such registration requirements;

(i) the Assignee and the Assignee's advisor(s) have had a reasonable opportunity to ask questions of and receive answers from SmarTire in connection with the distribution of the Securities hereunder, and to obtain additional information, to the extent possessed or obtainable without unreasonable effort or expense, necessary to verify the accuracy of the information about SmarTire;

(j) the Assignee will indemnify and hold harmless SmarTire and, where applicable, its directors, officers, employees, agents, advisors and shareholders, from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) arising out of or based upon any representation or warranty of the Assignee contained herein or in any document furnished by the Assignee to SmarTire in connection herewith being untrue in any material respect or any breach or failure by the Assignee to comply with any covenant or agreement made by the Assignee to SmarTire in connection therewith;

(k) none of the Securities are listed on any stock exchange or automated dealer quotation system and no representation has been made to the Assignee that any of the Securities will become listed on any stock exchange or automated dealer quotation system; except that currently the common shares of SmarTire are listed for trading on the Nasdaq SmallCap Market;

(l) none of the Securities may be offered or sold to a U.S. Person or for the account or benefit of a U.S. Person (other than a distributor) prior to the end of the Restricted Period (as defined herein);

(m) offers and sales of any of the Securities prior to the expiration of a period of forty days after the date of issuance of such Securities (the "Restricted Period") shall only be made in compliance with the safe harbor provisions set forth in Regulation S, pursuant to the registration provisions of the 1933 Act or an exemption therefrom, and that all offers and sales after the Restricted Period shall be made only in compliance with the registration provisions of the 1933 Act or an exemption therefrom;

(n) there are additional restrictions on the Assignee's ability to resell the Securities under the B.C. Act and Multilateral Instrument 45-102 adopted by the British Columbia Securities Commission and it is the Assignee's responsibility to determine and comply with all applicable resale restrictions before selling any of the Securities;

(o) SmarTire will refuse to register any transfer of the Securities not made in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act or pursuant to an available exemption from the registration requirements of the 1933 Act;

(p) the statutory and regulatory basis for the exemption claimed for the offer Securities, although in technical compliance with Regulation S, would not be available if the offering is part of a plan or scheme to evade the registration provisions of the 1933 Act; and

(q) the Assignee has been advised to consult the Assignee's own legal, tax and other advisors with respect to the merits and risks of an investment in the Securities and with respect to applicable resale restrictions, and it is solely responsible (and SmarTire is not in any way responsible) for compliance with:

(i) any applicable laws of the Assignee's jurisdiction of residence in connection with the distribution of the Securities hereunder, and

(ii) applicable resale restrictions.

2. Representations, Warranties and Covenants of the Assignee

2.1 The Assignee hereby represents and warrants to and covenants with SmarTire (which representations, warranties and covenants shall survive the Closing) that:

(a) the Assignee is neither a U.S. Person nor a resident of British Columbia;

(b) the Assignee is or will be acquiring the Securities as principal for its own account, for investment only and not with a view to resale or distribution, and, in particular:

(i) no other person has a direct or indirect beneficial interest in such Securities;

(ii) the Assignee is not and will not be acquiring the Securities for the account or benefit of, directly or indirectly, any U.S. Person or any resident of British Columbia; and

(iii) it has no intention to distribute either directly or indirectly any of the Securities in the United States or to U.S. Persons;

(c) the Assignee is outside the United States when receiving and executing this Direction;

(d) the Assignee has the legal capacity and competence to enter into and execute this Direction and to take all actions required pursuant hereto, it is duly incorporated and validly subsisting under the laws of its jurisdiction of incorporation, and all necessary approvals by its directors, shareholders and others have been obtained to authorize execution and performance of this Direction on behalf of the Assignee;

(e) the entering into of this Direction and the transactions contemplated hereby do not and will not result in the violation of any of the terms and provisions of any law applicable to the Assignee or of any material agreement, written or oral, to which the Assignee may be a party or by which the Assignee is or may be bound;

(f) the Assignee has duly executed and delivered this Direction and it constitutes a valid and binding agreement of the Assignee enforceable against the Assignee;

(g) the Assignee is not an underwriter of, or dealer in, the common shares of SmarTire, nor is the Assignee participating, pursuant to a contractual agreement or otherwise, in the distribution of the Securities;

(h) the Assignee (i) is able to fend for itself in the Subscription; (ii) has such knowledge and experience in business matters as to be capable of evaluating the merits and risks of its prospective investment in the Shares; and (iii) has the ability to bear the economic risks of its prospective investment and can afford the complete loss of such investment;

(i) the Assignee is not aware of any advertisement of any of the Securities; and

(j) no person has made to the Assignee any written or oral representations:

(i) that any person will resell or repurchase any of the Securities;

(ii) that any person will refund the purchase price of any of the Securities; or

(iii) as to the future price or value of any of the Securities.

3. Acknowledgement and Waiver

3.1 The Assignee has acknowledged that the decision to acquire the Securities was solely made on the basis of publicly available information contained in the Public Record. the Assignee hereby waives, to the fullest extent permitted by law, any rights of withdrawal, rescission or compensation for damages to which the Assignee might be entitled in connection with the distribution of any of the Securities.

4. Legending of Subject Securities

4.1 The Assignee hereby acknowledges that that upon the issuance thereof, and until such time as the same is no longer required under the applicable securities laws and regulations, the certificates representing any of the Securities will bear legends in substantially the following forms:

THESE SECURITIES WERE ISSUED IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). ACCORDINGLY, NONE OF THE SECURITIES TO WHICH THIS CERTIFICATE RELATES HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD IN THE UNITED STATES OR, DIRECTLY OR INDIRECTLY, TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

The Assignee hereby acknowledges and agrees to SmarTire making a notation on its records or giving instructions to the registrar and transfer agent of SmarTire in order to implement the restrictions on transfer set forth and described in this Direction.

5. Costs

5.1 The Assignee acknowledges and agrees that all costs and expenses incurred by the Assignee (including any fees and disbursements of any special counsel retained by the Assignee) relating to the acquisition of the Securities shall be borne by the Assignee.

6. Governing Law

6.1 This Direction is governed by the laws of the Province of British Columbia and the federal laws of Canada applicable therein. the Assignee irrevocably attorns to the jurisdiction of the courts of the Province of British Columbia.

7. Survival

7.1 This Direction, including without limitation the representations, warranties and covenants contained herein, shall survive and continue in full force and effect and be binding upon the parties hereto notwithstanding the completion of the purchase of the Shares by the Assignee pursuant hereto.

8. Assignment

8.1 This Direction is not transferable or assignable.

9. Counterparts and Electronic Means

9.1 This Direction may be executed in several counterparts, each of which will be deemed to be an original and all of which will together constitute one and the same instrument. Delivery of an executed copy of this Direction by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Direction as of the date first above written.

10. Severability

10.1 The invalidity or unenforceability of any particular provision of this Direction shall not affect or limit the validity or enforceability of the remaining provisions of this Direction.

IN WITNESS WHEREOF the undersigned has duly executed this Direction as of the ____ day of January, 2003.

SIGNED, SEALED and DELIVERED by _____________________. in the presence of:

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Signature
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Print Name
____________________________________
Address
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Occupation

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